NUVEEN TRADEWINDS GLOBAL FLEXIBLE ALLOCATION FUND

SUPPLEMENT DATED MARCH 16, 2012

TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 30, 2011

Ariane Mahler has been named a portfolio manager of the fund, effective April 1, 2012. Ms. Mahler is a Managing Director of Tradewinds Global Investors, LLC (“Tradewinds”).

Michael Hart, CFA, will continue to serve as a portfolio manager of the fund.

Effective April 1, 2012, David Iben and Isabel Satra will no longer serve as portfolio managers of the fund. Mr. Iben and Ms. Satra will depart from Tradewinds in the latter part of the second calendar quarter of 2012.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TGFA2S-0312P